Exhibit 10.14

Certificate Number: 8000845360

American Federal Bank

Certificate of Deposit

NON-NEGOTIABLE AND NON-TRANSFERABLE

Depositor(s)	Beneficiaries
Agassiz Energy, LLC	

Issue Date	Maturity Date	Term	Amount	Compounding Frequency
03-07-2007	03-06-2008	12 Months	$970,000.00	Monthly

Interest Rate	Annual Percentage Yield	Interest Payment Method
5.128	5.25	Compound

American Federal Bank Authorized Signature

American Federal Bank
304 North Broadway
Crookston, MN 56716

certificate Number: 8000845360
American Federal Bank
Certificate of Deposit
NON-NEGOTIABLE AND NON-TRANSFERABLE
Agassiz Energy, LLC
03-07-2007
03-06-2008
12 Months
$ 970,000.00
Monthly
5.128
5.25
Compound
See your Truth in Savings disclosure for renewal and penalty terms.
American Federal Bank Authorized Signature
American Federal Bank 304 North Broadway Crookston, MN 56716

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$970,000.00	03-09-2007	03-06-2008	8000845380			PBlake
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Agassiz Energy, LLC (TIN: 80-0130330)	Lender:	American Federal Bank
	510 County Road 71		215 North 5th Str
	Crookston, MN 56716		Fargo, ND 58102
THIS BUSINESS LOAN AGREEMENT dated March 9, 2007, is made and executed between Agassiz Energy, LLC (“Borrower”) and American Federal Bank (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement (“Loan”). Borrower understands and agrees that: (A) In granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.
TERM. This Agreement shall be effective as of March 9, 2007, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until March 6, 2008.
ADVANCE AUTHORITY. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: Donald Sergeant, President of Agassiz Energy LLC; Larry Altringer, Treasurer of Agassiz Energy LLC; and Wayne Wagner, Vice President of Agassiz Energy LLC.
CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.
Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security Interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.
Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.
Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.
Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.
No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.
REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement , as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:
Organization. Borrower is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of Borrower’s state of organization. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower maintains an office at 510 County Road 71, Crookston, MN 56716. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name.
Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.
Authorization. Borrower’s execution, delivery, and performance of this Agreement add all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of organization or membership agreements, or (b) any agreement or other instrument binding upon Borrower of (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.
Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower’s properties free and clear of all liens and security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.
AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:
Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.
Financial Records. Maintain its books and records in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.
Financial Statements. Furnish Lender with the following:
Annual Statements. As soon as available, but in no event later than sixty (60) days after the end of each fiscal year, Borrower’s balance sheet and income statement for the year ended, prepared by Borrower.
Tax Returns. As soon as available, but in no event later than sixty (60) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns prepared by a professional accountant satisfactory to Lender.

BUSINESS LOAN AGREEMENT
(Continued)

Loan No: 8000845380	Page 2
All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.
Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.
Taxes, Charges and Lines. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits.
Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.
Operations. Maintain executive and management personal with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.
Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.
Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s book, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party or permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.
LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.
NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:
Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.
Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.
CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan advances or to disburse Loan proceeds if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any other agreement that Borrower or any guarantor has with Lender; (B) Borrower or any guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any guarantor, or in the value of any collateral securing any Loan; or (D) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.
DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
Payment Default. Borrower fails to make any payment when due under the Loan.
Other Default. Borrower fails to comply with any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.
False Statements. Any representation or statement made by Borrower to Lender is false in any material respect.
Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrowers’ property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

BUSINESS LOAN AGREEMENT
(Continued)

Loan No: 8000845380	Page 3
Insecurity. Lender in good faith believes itself insecure.
EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:
Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.
Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.
Borrower. The word “Borrower” means Agassiz Energy, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.
Collateral. The word “Collateral” means all property and assets granted as collateral security for a loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factors lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien Interest whatsoever, whether created by law, contract, or otherwise.
Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.
GAAP. The word “GAAP” means generally accepted accounting principles.
Grantor. The word “Grantor” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.
Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan.
Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.
Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and Interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.
Lender. The word “Lender” means American Federal Bank, its successors and assigns.
Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.
Note. The word “Note” means the Note executed by Agassiz Energy, LLC in the principle amount of $970,000.00 dated March 9, 2007, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.
Related Documents. The word “Related Documents” means all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.
Security Agreement. The word “Security Agreement” means and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.
Security Interest. The word “Security Interest” means, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed or trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BUSINESS LOAN AGREEMENT

Loan No: 8000845380	(Continued)	Page 4
BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED MARCH 9, 2007.
BORROWER:
AGASSIZ ENERGY, LLC

By:	Donald Sargeant, President of Agassiz Energy, LLC	By:	/s/ Larry Altringer Larry Altringer, Treasurer of Agassiz Energy, LLC

By:	/s/ Wayne Wagner Wayne Wagner, Vice President of Agassiz Energy, LLC

LENDER:

AMERICAN FEDERAL BANK

By:	/s/ P. Blake Authorized Signer

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$970,000.000	03-09-2007	03-06-2008	8000845380			PBlake
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Agassiz Energy, LLC (TIN: 80-0130330)	Lender:	American Federal Bank
	510 County Road 71		215 North 5th Str
	Crookston, MN 56716		Fargo, ND 58102

Principal Amount: $970,000.00	Interest Rate: 7.000%	Date of Note: March 9, 2007
PROMISE TO PAY. Agassiz Energy, LLC (“Borrower”) promises to pay to American Federal Bank (“Lender”) or order, in lawful money of the United States of America, the principal amount of Nine Hundred Seventy Thousand & 00/100 Dollars ($970,000.00) or so much as may be outstanding together with interest at the rate of 7.000% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the “INTEREST AFTER DEFAULT” section.
PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 6, 2008. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; than to principal; then to any late charges; and then to any unpaid collection costs. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
PREPAYMENT. Borrower may pay without penalty all or a porting of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: American Federal Bank, Crookston Bank, 304 North Broadway Crookston, MN 56716.
LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will continue to accrue interest at the interest rate under this Note.
DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue in made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the Insolvency or Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement or any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceeding. Commencement or foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts with Lender. However, this Event or Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor of forfeiture proceeding and if Borrower gives Lender written notice of the creditor of forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event or a death, Lender, at its option, may but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.
Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect or payment or performance or this Note is impaired.
Insecurity. Lender in good faith believes itself insecure.
Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deem in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonable practical.
LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including reasonable attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
GOVERNING LAW. With respect to interest (as defined by federal law) this Note will be governed by federal law applicable to Lender and, to

PROMISSORY NOTE

Loan No: 8000845380	(Continued)	Page 2
the extent not preempted by federal law, the laws of the State of North Dakota without regard to its conflicts of laws provisions. In all other respects, this Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to its conflicts of law provisions. The loan transaction that is evidenced by this Note has been approved, made, and funded, and all necessary loan documents have been accepted by Lender in the State of North Dakota.
DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.
COLLATERAL. Borrower acknowledges this Note is secured by Certificate of Deposit 8000845360 in the amount of $970,000.00.
LINE OF CREDIT. The Note evidence a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: Donald Sargeant, President of Agassiz Energy LLC; Larry Altringer, Treasurer of Agassiz Energy LLC; and Wayne Wagner, Vice President of Agassiz Energy LLC. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs.
CREDIT REPORTING NOTICE. We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: American Federal Bank 215 North 5th Street, Fargo, ND 58108.
GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. In addition, Lender shall have all the rights and remedies provided in the related documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender’s right to declare a default and to exercise its rights and remedies. Borrower and any other persons who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.
SECTION DISCLOSURE. Except for matters related to interest (as defined by federal law), and to the extent not preempted by federal law, this loan is made under Minnesota Statutes, Section.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THE NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.
BORROWER:

AGASSIZ ENERGY, LLC

By:		By:	/s/ Larry Altringer

	Donald Sargeant, President of Agassiz Energy, LLC		Larry Altringer, Treasurer of Agassiz Energy, LLC

By:	/s/ Wayne Wagner

Wayne Wagner, Vice President of Agassiz Energy, LLC

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$970,000.000	03-09-2007	03-06-2008	8000845380			PBlake
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Agassiz Energy, LLC (TIN: 80-0130330)	Lender:	American Federal Bank
	510 County Road 71		215 North 5th Str
	Crookston, MN 56716		Fargo, ND 58102

Principal Amount: $970,000.00	Interest Rate: 7.000%	Date of Note: March 9, 2007
PROMISE TO PAY. Agassiz Energy, LLC (“Borrower”) promises to pay to American Federal Bank (“Lender”) or order, in lawful money of the United States of America, the principal amount of Nine Hundred Seventy Thousand & 00/100 Dollars ($970,000.00) or so much as may be outstanding together with interest at the rate of 7.000% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the “INTEREST AFTER DEFAULT” section.
PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 6, 2008. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; than to principal; then to any late charges; and then to any unpaid collection costs. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
PREPAYMENT. Borrower may pay without penalty all or a porting of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: American Federal Bank, Crookston Bank, 304 North Broadway Crookston, MN 56716.
LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.
INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will continue to accrue interest at the interest rate under this Note.
DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue in made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the Insolvency or Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement or any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or Forfeiture Proceeding. Commencement or foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts with Lender. However, this Event or Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor of forfeiture proceeding and if Borrower gives Lender written notice of the creditor of forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event or a death, Lender, at its option, may but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.
Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect or payment or performance or this Note is impaired.
Insecurity. Lender in good faith believes itself insecure.
Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deem in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonable practical.
LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including reasonable attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
GOVERNING LAW. With respect to interest (as defined by federal law) this Note will be governed by federal law applicable to Lender and, to

PROMISSORY NOTE

Loan No: 8000845380	(Continued)	Page 2
the extent not preempted by federal law, the laws of the State of North Dakota without regard to its conflicts of laws provisions. In all other respects, this Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Minnesota without regard to its conflicts of law provisions. The loan transaction that is evidenced by this Note has been approved, made, and funded, and all necessary loan documents have been accepted by Lender in the State of North Dakota.
DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.
COLLATERAL. Borrower acknowledges this Note is secured by Certificate of Deposit 8000845360 in the amount of $970,000.00.
LINE OF CREDIT. The Note evidence a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: Donald Sargeant, President of Agassiz Energy LLC; Larry Altringer, Treasurer of Agassiz Energy LLC; and Wayne Wagner, Vice President of Agassiz Energy LLC. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs.
CREDIT REPORTING NOTICE. We may report information about your account to credit bureaus. Late payments, missed payments, or other defaults on your account may be reflected in your credit report.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: American Federal Bank 215 North 5th Street, Fargo, ND 58108.
GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. In addition, Lender shall have all the rights and remedies provided in the related documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect Lender’s right to declare a default and to exercise its rights and remedies. Borrower and any other persons who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.
SECTION DISCLOSURE. Except for matters related to interest (as defined by federal law), and to the extent not preempted by federal law, this loan is made under Minnesota Statutes, Section.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THE NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.
BORROWER:

AGASSIZ ENERGY, LLC

By:	/s/ Donald Sargeant	By:	/s/ Larry Altringer

	Donald Sargeant, President of Agassiz Energy, LLC		Larry Altringer, Treasurer of Agassiz Energy, LLC

By:	/s/ Wayne Wagner

Wayne Wagner, Vice President of Agassiz Energy, LLC

ASSIGNMENT OF DEPOSIT ACCOUNT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$970,000.000	03-09-2007	03-06-2008	8000845380			PBlake
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Grantor:	Agassiz Energy, LLC (TIN: 80-0130330	Lender:	American Federal Bank
	510 County Road 71		215 North 5th Str
	Crookston, MN 56716		Fargo, ND 58102
THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated March 9, 2007, is made and executed between Agassiz Energy, LLC (“Grantor”) and American Federal Bank (“Lender”).
ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.
COLLATERAL DESCRIPTION. The word “Collateral” means the following described deposit account (“Account”):
     CD Account Number 8000845360 with Lender with an approximate balance of $970,000.00 together with (A) All Interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceed from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.
CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus Interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.
RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.
GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:
Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.
Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.
No Prior Assignment. Grantor has not previously granted a security interest in the Collateral to any other creditor.
Limitations on Obligations of Lender. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (1) for the collection or protection of any income on the Collateral; (2) for the preservation of rights against issuers of the Collateral or against third persons; (3) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (4) for informing the Grantor above, whether or not Lender has or is deemed to have knowledge of such matters.
Default. Each of the following shall constitute an event of Default under this Agreement:
Payment Default. Grantor fails to make any payment when due under the Indebtedness.
Other Default. Grantor fails to comply with any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.
False Statements. Any representation or statement made by Grantor to Lender is false in any material respect.
Insolvency. The dissolution of Grantor (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Grantor’s existence as a going business or the death of any member, the Insolvency of Grantor, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.
Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.
Insecurity. Lender in good faith believes itself insecure.
Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (a) cures the default within thirty (30) days; or (b) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
Rights and Remedies on Default. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

ASSIGNMENT OF DEPOSIT ACCOUNT

Loan No: 8000845380	(Continued)	Page 2
Accelerate Indebtedness. Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor.
Application of Account Proceeds. Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Minnesota Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.
Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.
Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Minnesota Uniform Commercial Code, at law, in equity, or otherwise.
Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.
Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement or by any writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.
Cumulative Remedies. All of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to persue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and to exercise its remedies.
Miscellaneous Provisions. The following miscellaneous provisions are a part of this Agreement:
Definitions. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:
Account. The word “Account” means the deposit account described in the “Collateral Description” section.
Agreement. The word “Agreement” means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.
Borrower. The word “Borrower” means Agassiz Energy, LLC and includes all co-signers and co-makers signing the Note and all their successor and assigns.
Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.
Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.
Grantor. The words “Grantor” means Agassiz Energy, LLC.
Guaranty. The words “Guaranty” means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.
Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all mounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.
Lender. The word “Lender” means American Federal Bank, its successors and assigns.
Note. The word “Note” means the Note executed by Agassiz Energy, LLC in the principal amount of $970,000.00 dated March 9, 2007, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.
Related Document. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

ASSIGNMENT OF DEPOSIT ACCOUNT

Loan No: 8000845380	(Continued)	Page 3
GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 9, 2007.
GRANTOR:
AGASSIZ ENERGY, LLC

By:		By:	/s/ Larry Altringer

	Donald Sargeant, President of Agassiz Energy, LLC		Larry Altringer, Treasurer of Agassiz Energy, LLC

By:	/s/ Wayne Wagner

Wayne Wagner, Vice President of Agassiz Energy, LLC

Number:
COLLATERAL RECEIPT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$970,000.00	03-09-2007	03-06-2008	8000845380			PBlake
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Grantor:	Agassiz Energy, LLC (TIN: 80-0130330) 510 County Road 71 Crookston, MN 56716	Lender:	American Federal Bank 215 North 5th Str Fargo, ND 58102

Description of Collateral	Custody Control	Date Released
Signatures
CD Account Number 8000845360 with Lender with an
approximate balance of $970,000.00

Initial Delivery Acknowledgments:

Grantor:

(Grantor’s Signature)
American Federal Bank
By:	/s/ P. Blake

(Authorized Officer)

Return Receipt Acknowledgment:
Grantor acknowledges the receipt of all collateral, including all unmatured Coupons, if any.

X

(Grantor’s Signature)

Instructions for Returning Collateral and Disposition of Coupons:

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT
COLLATERAL

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$970,000.00	03-09-2007	03-06-2008	8000845380			PBlake
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Company:	Agassiz Energy, LLC (TIN: 80-0130330) 510 County Road 71 Crookston, MN 56716	Lender:	American Federal Bank 215 North 5th Str Fargo, ND 58102

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:
THE COMPANY’S EXISTENCE. The complete and correct name of the Company is Agassiz Energy, LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the Company’s state of organization. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 510 County Road 71, Crookston, MN 56716. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.
RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on February 27, 2007, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.
MEMBERS. The following named persons are members of Agassiz Energy, LLC:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES
Donald Sargeant	President	Y	X

Larry Altringer	Treasurer	Y	X	/s/ Larry Altringer

Wayne Wagner	Vice President	Y	X	/s/ Wayne Wagner

ACTIONS AUTHORIZED. Any three (3) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any three (3) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:
Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of Nine Hundred Seventy Thousand & 00/100 Dollars ($970,000.00), in addition to such sum or sums of money as may be currently borrowed by the Company from Lender.
Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.
Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company’s real property and all of the Company’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.
Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.
Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.
Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from the Company, at Lender’s address shown above, written notice of revocation of their authority: Donald Sargeant, President of Agassiz Energy, LLC; Larry Altringer, Treasurer of Agassiz Energy, LLC; and Wayne Wagner, Vice President of Agassiz Energy, LLC.

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL

Loan No: 8000845380	(Continued)	Page 2
ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or fillings required by law relating to all assumed business names used by the company. Excluding the name of the Company, the following is a complete list of all assumed business name under which the Company does business: None.
NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice.
CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS. The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.
CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are herby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.
IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.
We each have read all the provisions of this Resolution, and we each personally and on behalf of the company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated February 27, 2007.
CERTIFIED TO AND ATTESTED BY:

x

Donald Sargeant, President of Agassiz Energy, LLC

x	/s/ Larry Altringer

Larry Altringer, Treasure of Agassiz Energy, LLC

x	/s/ Wayne Wagner

Wayne Wagner, Vice President of Agassiz Energy, LLC
NOTE: If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized member of the Company.

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$970,000.00	03-09-2007	03-06-2008	8000845380			PBlake
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing has been omitted due to text length limitations.

Borrower:	Agassiz Energy, LLC (TIN: 80-0130330	Lender:	American Federal Bank
	510 County Road 71		215 North 5th Str
	Crookston, MN 56716		Fargo, ND 58102
LOAN TYPE. This is a Fixed Rate (7.000%) Nondisclosable Revolving Line of Credit Loan to a Limited Liability Company for $970,000.00 due on March 6, 2008.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
☐Maintenance of Borrower’s Primary Residence.
☐ Personal, Family or Household Purposes or Personal Investment.
☐ Agricultural Purposes.
☑ Business Purposes.
SPECIFIC PURPOSE. The specific purpose of this loan is: Operating Line of Credit.
DISBURSEMENT INSTRUCTIONS. Borrower understand that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $970,000.00 as follows:

Undisbursed Funds:	$970,000.00

Note Principal:	$970,000.00
FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 9, 2007.
BORROWER
AGASSIZ ENERGY, LLC

By:		By:	/s/ Larry Altringer

	Donald Sargeant, President of Agassiz Energy, LLC		Larry Altringer, Treasurer of Agassiz Energy, LLC

By:	/s/ Wayne Wagner

Wayne Wagner, Vice President of Agassiz Energy, LLC

[ILLEGIBLE]